Exhibit 99.1

GRIFFIN LAND & NURSERIES, INC.

Pro Forma Consolidated Balance Sheet

August 31, 2013

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$15,185	$844	(a)	$16,029
Accounts receivable, less allowance of $202	2,702	—		2,702
Inventories, net	14,639	(14,639	)(b)	—
Note receivable - current portion	—	2,673	(a)	2,673
Deferred income taxes	39	—		39
Other current assets	4,184	(44	)(b)	4,140
Total current assets	36,749	(11,166)		25,583

Real estate assets, net	130,721	1,716	(b)	132,437
Available-for-sale securities - Investment in Centaur Media plc	2,526	—		2,526
Deferred income taxes	2,345	3,937	(c)	6,282
Property and equipment, net	2,020	(1,819	)(b)	201
Real estate held for sale, net	1,632	—		1,632
Other assets	8,636	1,363	(a)	9,999
Total assets	$184,629	$(5,969)		$178,660

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt	$2,104	$—		$2,104
Accounts payable and accrued liabilities	3,838	957	(b)	4,795
Deferred revenue	1,582	—		1,582
Total current liabilities	7,524	957		8,481
Long-term debt	65,203	—		65,203
Other noncurrent liabilities	6,753	—		6,753
Total liabilities	79,480	957		80,437

Commitments and contingencies

Stockholders’ Equity:
Common stock, par value $0.01 per share, 10,000,000 shares authorized, 5,534,687 shares issued, 5,146,366 shares outstanding	55	—		55
Additional paid-in capital	107,494	—		107,494
Retained earnings	11,491	(6,926	)(d)	4,565
Accumulated other comprehesive loss, net of tax	(425)	—		(425)
Treasury stock, at cost, 388,321 shares	(13,466)	—		(13,466)
Total stockholders’ equity	105,149	(6,926)		98,223
Total liabilities and stockholders’ equity	$184,629	$(5,969)		$178,660

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.

Pro Forma Consolidated Statement of Operations

Thirty-nine Weeks Ended August 31, 2013

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Pro Forma

Rental revenue and property sales	$17,166	$(17,166	)(e)	$—
Landscape nursery net sales and other revenue	12,018	(12,018	)(f)	—
Rental revenue	—	15,362	(g)	15,362
Property sales	—	2,805	(h)	2,805
Total revenue	29,184	(11,017)		18,167

Costs related to rental revenue and property sales	10,422	(10,422	)(i)	—
Costs of landscape nursery sales and other revenue	10,606	(10,606	)(j)	—
Operating expenses of rental properties	—	5,538	(k)	5,538
Costs related to property sales	—	493	(l)	493
Depreciation and amortization expense	—	4,984	(m)	4,984
Selling, general and administrative expenses	8,518	(8,518	)(n)	—
General and administrative expenses	—	6,031	(o)	6,031
Total costs and expenses	29,546	(12,500)		17,046

Operating profit (loss)	(362)	1,483		1,121

Gain on sale of investment in Shemin Nurseries Holding Corporation	3,397	—		3,397
Gain on sale of common stock in Centaur Media plc	504	—		504
Loss on debt extinguishment	(286)	—		(286)
Interest expense	(2,881)	—		(2,881)
Investment income	51	—		51
Income before income tax provision	423	1,483		1,906
Income tax provision	(154)	(537	)(r)	(691)
Income from continuing operations	$269	$946		$1,215

Basic income from continuing operations per common share	$0.05			$0.24

Diluted income from continuing operations per common share	$0.05			$0.24

Weighted average number of common shares outstanding	5,150,000			5,150,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.

Pro Forma Consolidated Statement of Operations

Thirty-nine Weeks Ended September 1, 2012

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Pro Forma

Rental revenue and property sales	$18,755	$(18,755	)(e)	$—
Landscape nursery net sales and other revenue	11,139	(11,139	)(f)	—
Rental revenue	—	14,408	(g)	14,408
Property sales	—	5,360	(h)	5,360
Total revenue	29,894	(10,126)		19,768

Costs related to rental revenue and property sales	9,669	(9,669	)(i)	—
Costs of landscape nursery sales and other revenue	9,769	(9,769	)(j)	—
Operating expenses of rental properties	—	5,014	(k)	5,014
Costs related to property sales	—	736	(l)	736
Depreciation and amortization expense	—	4,587	(m)	4,587
Selling, general and administrative expenses	7,774	(7,774	)(n)	—
General and administrative expenses	—	5,363	(o)	5,363
Total costs and expenses	27,212	(11,512)		15,700

Operating profit	2,682	1,386		4,068

Interest expense	(2,522)	—		(2,522)
Investment income	479	—		479
Income before income tax provision	639	1,386		2,025
Income tax provision	(294)	(520	)(r)	(814)
Income from continuing operations	$345	$866		$1,211

Basic income from continuing operations per common share	$0.07			$0.24

Diluted income from continuing operations per common share	$0.07			$0.24

Weighted average number of common shares outstanding	5,141,000			5,141,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.

Pro Forma Consolidated Statement of Operations

Fiscal Year Ended December 1, 2012

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Pro Forma

Rental revenue and property sales	$23,748	$(23,748	)(e)	$—
Landscape nursery net sales and other revenue	12,843	(12,843	)(f)	—
Rental revenue	—	19,334	(g)	19,334
Property sales	—	5,759	(h)	5,759
Total revenue	36,591	(11,498)		25,093

Costs related to rental revenue and property sales	13,111	(13,111	)(i)	—
Costs of landscape nursery sales and other revenue	11,416	(11,416	)(j)	—
Operating expenses of rental properties	—	6,693	(k)	6,693
Costs related to property sales	—	989	(l)	989
Depreciation and amortization expense	—	6,304	(m)	6,304
Selling, general and administrative expenses	9,938	(9,938	)(n)	—
General and administrative expenses	—	6,842	(o)	6,842
Total costs and expenses	34,465	(13,637)		20,828

Operating profit	2,126	2,139		4,265

Interest expense	(3,533)	—		(3,533)
Investment income	613	—		613
Income (loss) before income tax benefit	(794)	2,139		1,345
Income tax benefit (provision)	113	(892	)(r)	(779)
Income (loss) from continuing operations	$(681)	$1,247		$566

Basic (loss) income from continuing operations per common share	$(0.13)			$0.11

Diluted (loss) income from continuing operations per common share	$(0.13)			$0.11

Weighted average number of common shares outstanding	5,138,000			5,138,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.

Pro Forma Consolidated Statement of Operations

Fiscal Year Ended December 3, 2011

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Pro Forma

Rental revenue and property sales	$22,183	$(22,183	)(e)	$—
Landscape nursery net sales and other revenue	15,010	(15,010	)(f)	—
Rental revenue	—	19,509	(g)	19,509
Property sales	—	4,000	(h)	4,000
Total revenue	37,193	(13,684)		23,509

Costs related to rental revenue and property sales	13,021	(13,021	)(i)	—
Costs of landscape nursery sales and other revenue	14,685	(14,685	)(j)	—
Operating expenses of rental properties	—	7,199	(k)	7,199
Costs related to property sales	—	458	(l)	458
Depreciation and amortization expense	—	6,341	(m)	6,341
Selling, general and administrative expenses	10,283	(10,283	)(n)	—
General and administrative expenses	—	6,772	(o)	6,772

Total costs and expenses	37,989	(17,219)		20,770
				—
Gain on insurance recoveries	571	(92	)(p)	479

Operating (loss) profit	(225)	3,443		3,218

Interest expense	(4,167)	—		(4,167)
Investment income	210	41	(q)	251
Loss before income tax benefit	(4,182)	3,484		(698)
Income tax benefit	1,185	(1,061	)(r)	124
Loss from continuing operations	$(2,997)	$2,423		$(574)

Basic loss from continuing operations per common share	$(0.58)			$(0.11)
Diluted loss from continuing operations per common share	$(0.58)			$(0.11)

Weighted average number of common shares outstanding	5,130,000			5,130,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

GRIFFIN LAND & NURSERIES, INC.

Pro Forma Consolidated Statement of Operations

Fiscal Year Ended November 27, 2010

(dollars in thousands, except per share data)

(unaudited)

	Historical	Adjustments		Pro Forma

Rental revenue and property sales	$17,904	$(17,904	)(e)	$—
Landscape nursery net sales and other revenue	16,083	(16,083	)(f)	—
Rental revenue	—	18,764	(g)	18,764
Property sales	—	466	(h)	466
Total revenue	33,987	(14,757)		19,230

Costs related to rental revenue and property sales	12,313	(12,313	)(i)	—
Costs of landscape nursery sales and other revenue	15,430	(15,430	)(j)	—
Operating costs of rental properties	—	6,590	(k)	6,590
Costs related to property sales	—	209	(l)	209
Depreciation and amortization expense	—	6,620	(m)	6,620
Selling, general and administrative expenses	10,263	(10,263	)(n)	—
General and administrative expenses	—	6,917	(o)	6,917

Total costs and expenses	38,006	(17,670)		20,336

Operating (loss)	(4,019)	2,913		(1,106)

Interest expense	(4,456)	—		(4,456)
Investment income	302	173	(q)	475
Loss before income tax benefit	(8,173)	3,086		(5,087)
Income tax benefit	3,158	(1,180	)(r)	1,978
Loss from continuing operations	$(5,015)	$1,906		$(3,109)

Basic loss from continuing operations per common share	$(0.98)			$(0.61)

Diluted loss from continuing operations per common share	$(0.98)			$(0.61)

Weighted average number of common shares outstanding	5,105,000			5,105,000

See accompanying Notes to Pro Forma Consolidated Financial Statements.

Griffin Land & Nurseries, Inc.

Notes to Pro Forma Consolidated Financial Statements

(amounts in thousands)

(unaudited)

Note 1:  Presentation

On January 8, 2014, Griffin Land & Nurseries, Inc. (“Griffin” or the “Registrant”) closed on the lease of its Connecticut production nursery, formerly operated by Imperial Nurseries, Inc. (“Imperial”) and the sale of Imperial’s inventory and certain other assets used in its growing operation (the “Imperial Transaction”), to Monrovia Connecticut LLC (“Monrovia”), a subsidiary of Monrovia Nursery Company, a private company grower of landscape nursery products. The agreements with Monrovia provide for a ten-year lease of the Connecticut facility and grant Monrovia an option to purchase the land, land improvements and other operating assets that were used by Imperial in its Connecticut growing operations at any time during the lease period at an agreed upon price.

The accompanying Pro Forma Consolidated Balance Sheet as of August 31, 2013 presents Griffin’s historical amounts, adjusted for the effects of the Imperial Transaction, as if such transaction had occurred on August 31, 2013.

The accompanying Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what Griffin’s financial position would have been had the Imperial Transaction actually occurred on August 31, 2013, nor does it purport to represent Griffin’s future financial position.

The accompanying Pro Forma Consolidated Statements of Operations for the thirty-nine weeks ended August 31, 2013 and September 1, 2012, and the fiscal years ended December 1, 2012, December 3, 2011 and November 27, 2010 present Griffin’s historical amounts adjusted for the effects of the Imperial Transaction, as if it had occurred at the beginning of Griffin’s fiscal year ended November 27, 2010. The Pro Forma Consolidated Statements of Operations for the thirty-nine weeks ended August 31, 2013 and September 1, 2012, and the fiscal years ended December 1, 2012, December 3, 2011 and November 27, 2010 are included herein because the Imperial Transaction has not yet been reflected in Griffin’s historical financial statements.

The accompanying Pro Forma Consolidated Statements of Operations for the thirty-nine weeks ended August 31, 2013 and September 1, 2012, and the fiscal years ended December 1, 2012, December 3, 2011 and November 27, 2010 are unaudited and are not necessarily indicative of what Griffin’s results of operations would have been had the Imperial Transaction actually occurred at the beginning of Griffin’s 2010 fiscal year.

The pro forma adjustments to the Consolidated Statements of Operations for the thirty-nine weeks ended August 31, 2013 and September 1, 2012 and the fiscal years ended December 1, 2012, December 3, 2011 and November 27, 2010 presented herein include certain reclassifications to present Griffin’s results of operations reflecting only Griffin’s real estate business as compared to the historical presentation of Griffin’s results of operations that reflected both Griffin’s real estate and landscape nursery businesses.

Note 2:  Pro Forma Consolidated Balance Sheet Notes

(a)         Represents the consideration received from Monrovia at closing, consisting of $844 of cash and a non-interest bearing note receivable of $4,250 (discounted to $4,036).

(b)         Represents de-recognition of the carrying amounts of the inventory of $14,639, certain other current assets of $44 and certain property and equipment, net of $103 sold to Monrovia as per the Imperial Transaction. Also reflects the reclassification of $1,716 of assets from property and equipment, net to real estate assets, net as these assets that were used by Imperial in its nursery operations will be leased to Monrovia as per the Imperial Transaction. In addition, reflects the accrual of severance and transaction costs of $957 in connection with the Imperial Transaction.

(c)          Represents the effect of income taxes on the pro forma pretax loss of $10,863 from the sale of inventory and certain other assets as a result of the Imperial Transaction; costs related to the Imperial Transaction and the write-off of inventory not included in the Imperial Transaction. Income taxes reflect the statutory federal tax rate of 35% adjusted for state and local taxes.

(d)         Represents the decrease in retained earnings, based on the pro forma pretax loss less the related pro forma income tax benefit as a result of the Imperial Transaction.

The above adjustments are reflected only in the Pro Forma Consolidated Balance Sheet.

Note 3:  Pro Forma Consolidated Statements of Operations Notes

(e)           For the thirty-nine weeks ended August 31, 2013, reflects: (1) the reclassification of $14,361 from rental revenue and property sales to rental revenue; and (2) the reclassification of $2,805 from rental revenue and property sales to property sales revenue.

For the thirty-nine weeks ended September 1, 2012, reflects: (1) the reclassification of $13,395 from rental revenue and property sales to rental revenue; and (2) the reclassification of $5,360 from rental revenue and property sales to property sales revenue.

For the fiscal year ended December 1, 2012, reflects: (1) the reclassification of $17,989 from rental revenue and property sales to rental revenue; and (2) the reclassification of $5,759 from rental revenue and property sales to property sales revenue.

For the fiscal year ended December 3, 2011, reflects: (1) the reclassification of $18,183 from rental revenue and property sales to rental revenue; and (2) the reclassification of $4,000 from rental revenue and property sales to property sales revenue.

For the fiscal year ended November 27, 2010, reflects: (1) the reclassification of $17,438 from rental revenue and property sales to rental revenue; and (2) the reclassification of $466 from rental revenue and property sales to property sales revenue.

(f)            For the thirty-nine weeks ended August 31, 2013, reflects: (1) the elimination of Imperial’s landscape nursery net sales of $11,667 as a result of the Imperial Transaction; and (2) the reclassification of $351from landscape nursery net sales and other revenue to rental revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower.

For the thirty-nine weeks ended September 1, 2012, reflects: (1) the elimination of Imperial’s landscape nursery net sales of $10,787 as a result of the Imperial Transaction; and (2) the reclassification of $352 from landscape nursery net sales and other revenue to rental revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower.

For the fiscal year ended December 1, 2012, reflects: (1) the elimination of Imperial’s landscape nursery net sales of $12,376 as a result of the Imperial Transaction; and (2) the reclassification of $467 from landscape nursery net sales and other revenue to rental revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower.

For the fiscal year ended December 3, 2011, reflects: (1) the elimination of Imperial’s landscape nursery net sales of $14,536 as a result of the Imperial Transaction; and (2) the reclassification of $474 from landscape nursery net sales and other revenue to rental revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower.

For the fiscal year ended November 27, 2010, reflects: (1) the elimination of Imperial’s landscape nursery net sales of $15,601 as a result of the Imperial Transaction; and (2) the reclassification of $482 from landscape nursery net sales and other revenue to rental revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower.

(g)           For the thirty-nine weeks ended August 31, 2013, reflects: (1) the reclassification of $14,361 to rental revenue from rental revenue and property sales; (2) the reclassification of $351 to rental revenue from landscape nursery net sales and other revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower; and (3) the addition of $650 of rental revenue for rental revenue of Imperial’s Connecticut farm to Monrovia as per the Imperial Transaction.

For the thirty-nine weeks ended September 1, 2012, reflects: (1) the reclassification of $13,395 to rental revenue from rental revenue and property sales; (2) the reclassification of $352 to rental revenue from landscape nursery net sales and other revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower; and (3) the addition of $661 of rental revenue for rental revenue of Imperial’s Connecticut farm to Monrovia as per the Imperial Transaction.

For the fiscal year ended December 1, 2012, reflects: (1) the reclassification of $17,989 to rental revenue from rental revenue and property sales; (2) the reclassification of $467 to rental revenue from landscape nursery net sales and other revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower; and (3) the addition of $878 of rental revenue for rental revenue of Imperial’s Connecticut farm to Monrovia as per the Imperial Transaction.

For the fiscal year ended December 3, 2011, reflects: (1) the reclassification of $18,183 to rental revenue from rental revenue and property sales; (2) the reclassification of $474 to rental revenue from landscape nursery net sales and other revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower; and (3) the addition of $852 of rental revenue for rental revenue of Imperial’s Connecticut farm to Monrovia as per the Imperial Transaction.

For the fiscal year ended November 27, 2010, reflects: (1) the reclassification of $17,438 to rental revenue from rental revenue and property sales; (2) the reclassification of $482 to rental revenue from landscape nursery net sales and other revenue for the rental revenue received from the existing lease of Imperial’s Florida farm to another nursery grower; and (3) the addition of $844 of rental revenue for rental revenue of Imperial’s Connecticut farm to Monrovia as per the Imperial Transaction.

(h)          For the thirty-nine weeks ended August 31, 2013, reflects the reclassification of $2,805 to property sales revenue from rental revenue and property sales.

For the thirty-nine weeks ended September 1, 2012, reflects the reclassification of $5,360 to property sales revenue from rental revenue and property sales.

For the fiscal year ended December 1, 2012, reflects the reclassification of $5,759 to property sales revenue from rental revenue and property sales.

For the fiscal year ended December 3, 2011, reflects the reclassification of $4,000 to property sales revenue from rental revenue and property sales.

For the fiscal year ended November 27, 2010, reflects the reclassification of $466 to property sales revenue from rental revenue and property sales.

(i)              For the thirty-nine weeks ended August 31, 2013, reflects: (1) the reclassification of $5,312 from costs related to rental revenue and property sales to operating expenses of rental properties; (2) the reclassification of $493 from costs related to rental revenue and property sales to costs related to property sales; and (3) the reclassification of $4,617 from costs related to rental revenue and property sales to depreciation and amortization expense.

For the thirty-nine weeks ended September 1, 2012, reflects: (1) the reclassification of $4,778 from costs related to rental revenue and property sales to operating expenses of rental properties; (2) the reclassification of $736 from costs related to rental revenue and property sales to costs related to property sales; and (3) the reclassification of $4,155 from costs related to rental revenue and property sales to depreciation and amortization expense.

For the fiscal year ended December 1, 2012, reflects: (1) the reclassification of $6,385 from costs related to rental revenue and property sales to operating expenses of rental properties; (2) the reclassification of $989 from costs related to rental revenue and property sales to costs related to property sales; and (3) the reclassification of $5,737 from costs related to rental revenue and property sales to depreciation and amortization expense.

For the fiscal year ended December 3, 2011, reflects: (1) the reclassification of $6,911 from costs related to rental revenue and property sales to operating expenses of rental properties; (2) the reclassification of $458 from costs related to rental revenue and property sales to costs related to property sales; and (3) the reclassification of $5,652 from costs related to rental revenue and property sales to depreciation and amortization expense.

For the fiscal year ended November 27, 2010, reflects: (1) the reclassification of $6,296 from costs related to rental revenue and property sales to operating expenses of rental properties; (2) the reclassification of $209 from costs related to rental revenue and property sales to costs related to property sales; and (3) the reclassification of $5,808 from costs related to rental revenue and property sales to depreciation and amortization expense.

(j)             For the thirty-nine weeks ended August 31, 2013, reflects: the elimination of $10,043 of costs of landscape nursery sales as a result of the Imperial Transaction; (2) the reclassification of $226 from costs of landscape nursery sales to operating expenses of rental properties; and (3) the reclassification of $337 from costs of landscape nursery net sales to depreciation and amortization expense.

For the thirty-nine weeks ended September 1, 2012, reflects: the elimination of $9,141 of costs of landscape nursery sales as a result of the Imperial Transaction; (2) the reclassification of $236 from costs of landscape nursery sales to operating expenses of rental properties; and (3) the reclassification of $392 from costs of landscape nursery net sales to depreciation and amortization expense.

For the fiscal year ended December 1, 2012, reflects: the elimination of $10,596 of costs of landscape nursery sales as a result of the Imperial Transaction; (2) the reclassification of $308 from costs of landscape nursery sales to operating expenses of rental properties; and (3) the reclassification of $512 from costs of landscape nursery net sales to depreciation and amortization expense.

For the fiscal year ended December 3, 2011, reflects: the elimination of $13,781 of costs of landscape nursery sales as a result of the Imperial Transaction; (2) the reclassification of $288 from costs of landscape nursery sales to operating expenses of rental properties; and (3) the reclassification of $616 from costs of landscape nursery net sales to depreciation and amortization expense.

For the fiscal year ended November 27, 2010, reflects: the elimination of $14,420 of costs of landscape nursery sales as a result of the Imperial Transaction; (2) the reclassification of $294 from costs of landscape nursery sales to operating expenses of rental properties; and (3) the reclassification of $716 from costs of landscape nursery net sales to depreciation and amortization expense.

(k)          For the thirty-nine weeks ended August 31, 2013, reflects; (1) the reclassification of $5,312 to operating expenses of rental properties from costs related to rental revenue and property sales; and (2) the reclassification of $226 to operating expenses of rental properties from costs of landscape nursery sales and other revenue.

For the thirty-nine weeks ended September 1, 2012, reflects; (1) the reclassification of $4,778 to operating expenses of rental properties from costs related to rental revenue and property sales; and

(2) the reclassification of $236 to operating expenses of rental properties from costs of landscape nursery sales and other revenue.

For the fiscal year ended December 1, 2012, reflects; (1) the reclassification of $6,385 to operating expenses of rental properties from costs related to rental revenue and property sales; and (2) the reclassification of $308 to operating expenses of rental properties from costs of landscape nursery sales and other revenue.

For the fiscal year ended December 3, 2011, reflects; (1) the reclassification of $6,911 to operating expenses of rental properties from costs related to rental revenue and property sales; and (2) the reclassification of $288 to operating expenses of rental properties from costs of landscape nursery sales and other revenue.

For the fiscal year ended November 27, 2010, reflects; (1) the reclassification of $6,296 to operating expenses of rental properties from costs related to rental revenue and property sales; and (2) the reclassification of $294 to operating expenses of rental properties from costs of landscape nursery sales and other revenue.

(l)              For the thirty-nine weeks ended August 31, 2013, reflects the reclassification of $493 to costs related to property sales from costs related to rental revenue and property sales.

For the thirty-nine weeks ended September 1, 2012, reflects the reclassification of $736 to costs related to property sales from costs related to rental revenue and property sales.

For the fiscal year ended December 1, 2012, reflects the reclassification of $989 to costs related to property sales from costs related to rental revenue and property sales.

For the fiscal year ended December 3, 2011, reflects the reclassification of $458 to costs related to property sales from costs related to rental revenue and property sales.

For the fiscal year ended November 27, 2010, reflects the reclassification of $209 to costs related to property sales from costs related to rental revenue and property sales.

(m)      For the thirty-nine weeks ended August 31, 2013, reflects:  (1) the reclassification of $4,617 to depreciation and amortization expense from costs related to rental revenue and property sales; (2) the reclassification of $337 to depreciation and amortization expense from costs of landscape nursery sales and other revenue; and (3) the reclassification of $30 to depreciation and amortization expense from selling, general and administrative expenses.

For the thirty-nine weeks ended September 1, 2012, reflects:  (1) the reclassification of $4,155 to depreciation and amortization expense from costs related to rental revenue and property sales; (2) the reclassification of $392 to depreciation and amortization expense from costs of landscape nursery sales and other revenue; and (3) the reclassification of $40 to depreciation and amortization expense from selling, general and administrative expenses.

For the fiscal year ended December 1, 2012, reflects:  (1) the reclassification of $5,737 to depreciation and amortization expense from costs related to rental revenue and property sales; (2) the reclassification of $512 to depreciation and amortization expense from costs of landscape nursery sales and other revenue; and (3) the reclassification of $55 to depreciation and amortization expense from selling, general and administrative expenses.

For the fiscal year ended December 3, 2011, reflects:  (1) the reclassification of $5,652 to depreciation and amortization expense from costs related to rental revenue and property sales; (2) the reclassification of $616 to depreciation and amortization expense from costs of landscape nursery sales and other revenue; and (3) the reclassification of $73 to depreciation and amortization expense from selling, general and administrative expenses.

For the fiscal year ended November 27, 2010, reflects:  (1) the reclassification of $5,808 to depreciation and amortization expense from costs related to rental revenue and property sales; (2) the reclassification of $716 to depreciation and amortization expense from costs of landscape nursery sales and other revenue; and (3) the reclassification of $96 to depreciation and amortization expense from selling, general and administrative expenses.

(n)          For the thirty-nine weeks ended August 31, 2013, reflects: (1) the elimination of selling, general and administrative expenses at Imperial of $2,457 as a result of the Imperial Transaction; (2) the reclassification of $6,031 from selling, general and administrative expenses to general and administrative expenses; and (3) the reclassification of $30 from selling, general and administrative expenses to depreciation and amortization expense.

For the thirty-nine weeks ended September 1, 2012, reflects: (1) the elimination of selling, general and administrative expenses at Imperial of $2,371 as a result of the Imperial Transaction; (2) the reclassification of $5,363 from selling, general and administrative expenses to general and administrative expenses; and (3) the reclassification of $40 from selling, general and administrative expenses to depreciation and amortization expense.

For the fiscal year ended December 1, 2012, reflects: (1) the elimination of selling, general and administrative expenses at Imperial of $3,041 as a result of the Imperial Transaction; (2) the reclassification of $6,842 from selling, general and administrative expenses to general and administrative expenses; and (3) the reclassification of $55 from selling, general and administrative expenses to depreciation and amortization expense.

For the fiscal year ended December 3, 2011, reflects: (1) the elimination of selling, general and administrative expenses at Imperial of $3,438 as a result of the Imperial Transaction; (2) the reclassification of $6,772 from selling, general and administrative expenses to general and administrative expenses; and (3) the reclassification of $73 from selling, general and administrative expenses to depreciation and amortization expense.

For the fiscal year ended November 27, 2010, reflects: (1) the elimination of selling, general and administrative expenses at Imperial of $3,250 as a result of the Imperial Transaction; (2) the reclassification of $6,917 from selling, general and administrative expenses to general and administrative expenses; and (3) the reclassification of $96 from selling, general and administrative expenses to depreciation and amortization expense.

(o)         For the thirty-nine weeks ended August 31, 2013, reflects the reclassification of $6,031 to general and administrative expenses from selling, general and administrative expenses.

For the thirty-nine weeks ended September 1, 2012, reflects the reclassification of $5,363 to general and administrative expenses from selling, general and administrative expenses.

For the fiscal year ended December 1, 2012, reflects the reclassification of $6,842 to general and administrative expenses from selling, general and administrative expenses.

For the fiscal year ended December 3, 2011, reflects the reclassification of $6,772 to general and administrative expenses from selling, general and administrative expenses.

For the fiscal year ended November 27, 2010, reflects the reclassification of $6,917 to general and administrative expenses from selling, general and administrative expenses.

(p)         For the fiscal year ended December 3, 2011, reflects the elimination of gain on insurance recovery at Imperial. The gain resulted from an insurance recovery as the result of an unusually early season snowstorm that damaged inventory rendering the plants either unsaleable or saleable only as seconds quality plants.

(q)   For the fiscal year ended December 3, 2011, reflects interest income of $41 on the note receivable due from Monrovia.

For the fiscal year ended November 27, 2010, reflects interest income of $173 on the note receivable due from Monrovia.

(r)            For the thirty-nine weeks ended August 31, 2013 reflects the pro forma adjustment to income taxes as a result of eliminating Imperial’s landscape nursery net sales, cost of landscape net sales and selling, general and administrative expense as a result of the Imperial Transaction. The pro forma adjustment to income taxes reflects the federal statutory rate of 35% adjusted for state income taxes.

For the thirty-nine weeks ended September 1, 2012 reflects the pro forma adjustment to income taxes as a result of eliminating Imperial’s landscape nursery net sales, cost of landscape net sales and selling, general and administrative expense as a result of the Imperial Transaction. The pro forma adjustment to income taxes reflects the federal statutory rate of 35% adjusted for state income taxes.

For the fiscal year ended December 1, 2012 reflects the pro forma adjustment to income taxes as a result of eliminating Imperial’s landscape nursery net sales, cost of landscape net sales and selling, general and administrative expense as a result of the Imperial Transaction. The pro forma adjustment to income taxes reflects the federal statutory rate of 35% adjusted for state income taxes.

For the fiscal year ended December 3, 2011 reflects the pro forma adjustment to income taxes as a result of eliminating Imperial’s landscape nursery net sales, cost of landscape net sales, selling, general and administrative expense and gain on insurance recovery as a result of the Imperial Transaction. The pro forma adjustment to income taxes reflects the federal statutory rate of 35% adjusted for state income taxes.

For the fiscal year ended November 27, 2010 reflects the pro forma adjustment to income taxes as a result of eliminating Imperial’s landscape nursery net sales, cost of landscape net sales and selling, general and administrative expense as a result of the Imperial Transaction. The pro forma adjustment to income taxes reflects the federal statutory rate of 35% adjusted for state income taxes.